Exhibit 10.1

EMPLOYMENT AGREEMENT

BETWEEN

XUN ENERGY, INC.

AND

DR. WILLIAM D. SPIER

FOR

MANAGEMENT AND FINANCIAL SERVICES AS TREASURER

Contract No.  S20121001

THIS AGREEMENT, effective as of October 23, 2012 is entered into between XUN ENERGY, INC. (XUN), a Nevada corporation and DR. WILLIAM D. SPIER (DR. SPIER), a resident of the State of New York.

1.

SERVICES TO BE PERFORMED:  DR. SPIER shall perform management and financial services including TREASURER Duties and additional tasks as outlined in Attachment A, Scope of Services, attached hereto and made a part of this agreement.

2.

TERM OF THE AGREEMENT:  The term of the Agreement shall commence on October 23, 2012 and continue in effect through May 31, 2013.

3.

COMPENSATION:  In consideration for services provided, XUN shall pay DR. SPIER a sum not to exceed $29,032 in cash payments. This amount includes all costs related to the engagement of the Treasurer except 3rd party or travel expenses.

DR. SPIER shall invoice XUN on a monthly basis on the following basis:

•

Treasurer- $4,000 per month for a minimum of 20 hours per month

•

DR. SPIER shall submit to XUN a timecard on a monthly basis which, when approved, will serve as documentation for billing by DR. SPIER.

The terms and conditions will be renegotiated upon the successful consummation of a Business Combination through the acquisition of, or merger or consolidation with, a company that has substantial additional capital and or operating revenues; or the Company is able to finance operating expenses with additional debt or through equity financing of not less than $5,000,000.

XUN shall reimburse DR. SPIER for the cost of airfare and travel expenses and preapproved disbursements made on behalf of XUN.

4.

AUTHORIZED REPRESENTATIVES AND NOTICES:  XUN and DR. SPIER shall each designate, in writing, an Authorized Representative who has authority to make changes to the scope, terms and conditions of this Agreement.

4.1

For XUN:

Jerry G. Mikolajczyk

12518 NE Airport Way,

Suite 148 No. 156,

Portland, Oregon, 97230

Phone:  (775) - 200-0505

Fax: (321) 238-0141

Email: jerrygmik@xunenergy.com

4.2

For DR. SPIER:

DR. WILLIAM D. SPIER

12518 NE Airport Way,

Suite 148 No. 156,

Portland, Oregon, 97230

Phone: (503)-332-9675
Fax:

Email: wspier@nyc.rr.com

4.3

Notices provided under this Agreement shall be in writing.

5.

INDEMNIFICATION AND INSURANCE: Intentionally Deleted

6.

GENERAL PROVISIONS

6.1

ENTIRE AGREEMENT:  This Agreement constitutes the entire agreement between XUN and DR. SPIER relating to the subject matter hereof and supersedes any previous agreements or understandings, oral or written.

6.2

INDEPENDENT CONTRACTOR:  The services provided by the DR. SPIER, including its employees/consultants is an independent contractor and is not an employee of XUN in performing its Services under this Agreement.

6.3

AUDIT AND RECORDS:  DR. SPIER shall retain all pertinent records and shall be subject to, with reasonable notice, the examination and audit of XUN, its representatives and the state auditor for a period of three years after final payment under this Agreement.

6.4

ASSIGNMENT AND SUBCONTRACTS:  DR. SPIER or XUN shall not assign, transfer, or subcontract this Agreement or any portion thereof, and any assignment, transfer, change or subcontract in violation of this Agreement shall be void without written approval by both parties.

6.5

NONDISCRIMINATION AND AFFIRMATIVE ACTION:  During performance of this Agreement DR. SPIER, its employees, agents and subcontractors shall not unlawfully discriminate against any employee or applicant for employment because of race, religion, color, national origin, ancestry, physical disability, medical condition, marital status, age or sex, and shall take affirmative action to assure that applicants are lawfully employed, and the employees are lawfully treated during their employment, without regard to their race, religion, color, national origin, ancestry, physical disability, mental condition, marital status, age or sex.

6.6

TERMINATION AND SUSPENSION:  Either Party may, upon giving the other party a 30 calendar day notice, terminate this Agreement by giving written notice specifying the effective date and scope of such termination.  DR. SPIER shall be entitled to receive payment for work/services provided by DR. SPIER prior to termination of the Agreement as reflected in monthly timecards.

6.7

SEVERABILITY:  If any of the provisions or portions or applications thereof of this Agreement are held to be unenforceable or invalid by any court of competent jurisdiction, XUN and DR. SPIER shall negotiate an equitable adjustment in the provisions of the Agreement with a view toward effecting the purpose of this Agreement, and the validity and enforceability of the remaining provisions or portions or applications thereof shall not be affected thereby.

6.8

XUN agrees to pay all appropriately presented invoices within 14 days once XUN has completed its funding. All invoices will be accrued until funding is completed by XUN.

6.9

AMENDMENT:  Except as expressly provided herein, the provisions of this Agreement shall not be altered, modified or amended except through the execution of a written amendment executed by XUN and DR. SPIER.

XUN ENERGY, INC.

DR. WILLIAM D. SPIER

By:  /s/ Jerry G. Mikolajczyk

By: /s/ Dr.William D. Spier

    Jerry G. Mikolajczyk, President

Dr. William D. Spier

Date: October 29, 2012

Date: October 29, 2012

ATTACHMENT A

Scope of Services

Contract S20121001

Responsibilities:

•

Responsible to carry out the strategic plans and policies as established by the board of directors.

•

Reports to the President

•

To implement the strategic goals and objectives of the organization

•

With the President, enable the Board to fulfill its governance function

•

To give direction and leadership toward the achievement of the organization's philosophy, mission, strategy, and its annual goals and objectives

•

Responsible for corporate liquidity, investments, and risk management related to the company's financial activities.

Treasurer duties include, but are not limited to:

1.

LEADER

•

Advises the President

•

Advocates / promotes organization and stakeholder change related to organization mission

•

Supports motivation of employees in organization products/programs and operations

2.

VISIONARY / INFORMATION BEARER

•

Ensures the Company have sufficient and up-to-date information

•

Looks to the future for change opportunities

•

Interfaces between Board and employees

•

Interfaces between organization and community

3.

DECISION MAKER

•

Formulates policies and planning recommendations to the President

•

Decides or guides courses of action in operations by staff

4.

MANAGER

•

Oversees operations of organization

•

Implements plans

•

Manages human resources of organization

•

Manages financial and physical resources

5.

BOARD DEVELOPER

•

Assists in the selection and evaluation of board members

•

Makes recommendations, supports President during orientation and self-evaluation

Specific Duties:

•

Assist President with acquisition of target company

•

Assist President with SEC filings on a timely manner

•

Assist President to complete Board Policies and Procedures including Committee Policies and procedures

•

Assist Company on Board member selection

•

Assist President with purchase of D & O insurance

•

Assist President to establish SOX guidelines and procedures

•

Assist Target Company in completing tasks to ensure smooth closing on Target Company.

•

Assist President with the forecast of cash flow positions, related borrowing needs, and available funds for investment

•

Assist President to ensure that sufficient funds are available to meet ongoing operational and capital investment requirements

•

Maintain credit rating agency relationships

•

Assist the President to arrange for equity and debt financing

•

Advise management on the liquidity aspects of its short- and long-range planning

•

Maintain a system of policies and procedures that impose an adequate level of control over treasury activities

•

Other duties as required